UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2010

SkyPostal Networks, Inc.
(Exact name of registrant as specified in Charter)

Nevada	000-52137	27-0005846
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

7805 NW 15th Street
Miami, FL 33126
(Address of Principal Executive Offices)

(305) 599-1812
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

SkyPostal Networks, Inc., the largest private postal network in Latin America announces it has been awarded the contract valued at US$2 million to deliver mail originated by the National Postal Service of France, La Poste. Mail originating from France, United Kingdom and La Poste’s Office of Exchange in the United States will be transported and delivered by SkyPostal into Latin America and Caribbean.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press release dated January 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyPostal Networks, Inc.
(Registrant)

By:	/s/ Albert P. Hernandez
Albert P. Hernandez
Chief Executive Officer

Date: January 27, 2010

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